SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)                 June 17, 2003
                                                                 ---------------

                               WEGENER CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-11003                  81-0371341
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

11350 Technology Circle, Duluth, Georgia                           30097
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code                (770) 623-0096
                                                                  --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits

      The press release issued by Wegener Corporation on June 17, 2003 announcing its results for its third fiscal quarter of 2003 is filed herewith as
Exhibit 99.1.


Item 9. Regulation FD Disclosure and Item 12. Disclosure of Results of Operations and Financial Condition

      On June 17, 2003, Wegener Corporation issued a press release announcing its results for its third fiscal quarter of 2003. A copy of the press release is furnished as part of this report and incorporated by reference in response to Items 9 and 12 of this Form 8-K.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WEGENER CORPORATION

Date: June 17, 2003                    By: /s/ Robert A. Placek
                                           -------------------------------------
                                           Robert A. Placek
                                           President and Chief Executive Officer